EXHIBIT 10.5

Execution Version

LSI Logic Corporation
(Lease A)

Omnibus Amendment

in respect of

Lease (Lease A)
Lessor Assignment Agreement (Lease A)

Dated as of September 16, 2004

among

BTM Capital Corporation,
as Lessor,

LSI Logic Corporation,
as Lessee,

RBS Lombard, Inc., as Series A Assignee and Series B Assignee

and

Wells Fargo Bank Northwest, National Association, as Agent

LSI Logic Corporation
(Lease A)

Omnibus Amendment (Lease A)

     This Omnibus Amendment (Lease A) (this “Omnibus Amendment”) is dated as of September 16, 2004 and is among LSI Logic Corporation, a Delaware corporation (“LSI” or “Lessee”); BTM Capital Corporation (“Lessor” or “Seller”); RBS Lombard, Inc., as Series A Assignee and Series B Assignee (“Assignee”); and Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly stated in the Lease, but solely as Agent (“Wells Fargo” or “Agent”).

Recitals

     A. Lessor, Lessee and Agent have heretofore entered into that certain Lease and Security Agreement (Lease A), dated as of August 6, 2004 (the “Lease”), under and pursuant to which Lessee agreed to lease from Lessor, and Lessor agreed to lease to Lessee, certain Items of Equipment. Capitalized terms used but not otherwise defined in this Omnibus Amendment shall have the meanings assigned to such terms in the Lease.

     B. Lessor, the financial institutions defined therein as Assignees, the Agent and the financial institutions identified therein as Securities Intermediaries have heretofore entered into that certain Lessor Assignment Agreement (Lease A), dated as of August 6, 2004 (the “Lessor Assignment Agreement”) under and pursuant to which Seller sold and assigned to the Assignees, and the Assignees purchased and assumed from Seller, a percentage interest in Seller’s right, title, interest and obligations with respect to the Series A Lease Balance and/or the Series B Lease Balance, as applicable, and, in each case the rights appurtenant thereto.

     C. The parties now desire to amend the Lease and the Lessor Assignment Agreement in the manner set forth below.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this Omnibus Amendment a legal, valid and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Omnibus Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Agreement

Section 1. Amendment to the Lease.

     Section 1.1. Section 22.5. Section 22.5 of the Lease shall be and is hereby amended and restated in its entirety to read as follows:

LSI Logic Corporation
(Lease A)

     “Section 22.5. Amendments; Complete Agreements. This Lease and the other Operative Documents exclusively and completely state the rights of Agent, Lessor and Lessee with respect to the Overall Transaction and supersede all prior agreements, oral or written, with respect thereto. Subject to the following paragraph, no variation, modification, amendment or waiver of this Lease shall be valid unless in writing and signed by Agent and Lessee.

     Notwithstanding anything contained herein or in any other Operative Document, so long as no Lease Event of Default exists at the time of execution, no amendment, modification or waiver of this Lease or any other Operative Document (other than any Control Agreement or the applicable sections of the Cash Collateral Agreement or the Lease which relate solely to such Control Agreement) shall be effective even after execution by the applicable parties to such amendment, modification or waiver unless and until Lessee shall have delivered to Agent an identical amendment, modification or waiver to Lease B or the corresponding Operative Documents (other than any Control Agreement or the applicable sections of the Cash Collateral Agreement or the Lease which relate solely to such Control Agreement) (as such terms are defined in Lease B), as applicable, in each case executed by the applicable parties.

     Notwithstanding the foregoing, nothing contained herein shall be construed to require the consent of Lessee to any amendment, modification or waiver of any Operative Document unless such consent of Lessee is expressly required by the terms of such Operative Document.”

Section 2. Amendments to the Lessor Assignment Agreement.

     Section 2.1. Section 3.1. Section 3.1 of the Lessor Assignment Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     “Section 3.1. Sole Administration by Agent. (a) The parties hereto agree that the Agent will administer the assignments and transactions contemplated hereby in accordance with the agency provisions of Article XX of the Lease. Each Assignee hereby agrees to and shall have the benefit of such provisions and hereby joins in the appointment of Wells Fargo Bank Northwest, National Association, as Agent.

LSI Logic Corporation
(Lease A)

     (b) The parties hereto also agree that the term “Lessor” as used in Article XX of the Lease (except for Section 20.3 of the Lease (other than the second and fifth sentence of such Section 20.3 of the Lease)) shall mean each Assignee and Seller and that the term “Lessor” as used in Section 20.3 of the Lease (other than the second and fifth sentence of such Section 20.3 of the Lease), Article XII of the Lease and certain other relevant sections of the Lease shall have the meaning as further described in Section 3.1(b)2 below. Accordingly:

     1. Agent hereby agrees to promptly deliver to each Assignee copies of each notice, report, certificate, document, amendment request, waiver request and other information that (A) Agent is required to deliver to Lessor under the Lease or the other Operative Documents and (B) that Agent receives from Lessor pursuant to the Lease or the other Operative Documents.

     2. (i) (A) Any act, right, remedy, approval or power by Lessor or Agent at the direction of Lessor, as applicable, under the Lease or the other Operative Documents in connection with the exercise of remedies and/or the enforcement of the Operative Documents or (B) any amendment, modification or waiver of any provision of the Lease or the other Operative Documents at any time that a Lease Event of Default exists, in either case, which requires the consent of or direction by Lessor or Agent at the direction of Lessor, as applicable, shall require the consent of or direction by Assignees and Lessor collectively, holding more than 50% of the outstanding Lease Balance and (ii) (A) with respect to any other act, right, approval or power by Lessor or Agent at the direction of Lessor, as applicable, under the Lease or the other Operative Documents or (B) any amendment, modification or waiver of any provision of the Lease or the other Operative Documents (other than any Control Agreement or the applicable sections of the Cash Collateral Agreement or the Lease which relate solely to such Control Agreement, in each case which shall be governed by clause (VI) of the following proviso) at any time that a Lease Event of Default does not exist, in either case, which requires the consent of or direction by Lessor or Agent at the direction of Lessor, as applicable, shall require the consent of or direction by Assignees, Lessor, Assignees (as defined in Lease B) and Lessor (as defined in Lease B) collectively holding more than 50% of the sum of (x) the outstanding Lease Balance plus (y) the outstanding Lease Balance (as defined in Lease B); provided that

LSI Logic Corporation
(Lease A)

(I) any act, right, remedy, approval or power by Lessor or Agent at the direction of Lessor, as applicable, under the Lease or the other Operative Documents or any amendment, modification or waiver thereof purporting to (i) release any Item of Equipment or other Lessee Collateral (other than any Cash Collateral, the release of the lien in which shall be governed by Sections 3 and 7 of the Control Agreements) from the Liens created by the Operative Documents (except as expressly provided in the Lease), (ii) amend, modify or waive (A) clause (i)(A) or clause (i)(B) of this Section 3.1(b)2 or (B) clause (I), (II), (III), (IV), (V) or (VI) of this proviso, (iii) amend, modify or waive Section 18.3(a) of the Lease or any defined term used in Section 18.3(a) of the Lease in a manner that makes Section 18.3(a) of the Lease less restrictive to Lessee, or (iv) amend, modify or waive Section 5.1 of the Lease, which requires the consent of or direction by the Lessor or Agent shall require the consent of or direction by each Assignee and Lessor, (II) any act, right, remedy, approval or power by Lessor or Agent at the direction of Lessor, as applicable, under the Lease or the other Operative Documents or any amendment, modification or waiver thereof relating, in each case, to Section 8.3 or 8.6 of the Lease, or waiving any Lease Event of Default under the Lease after the Sale Option has been exercised, which requires the consent of or direction by the Lessor or Agent at the direction of Lessor, as applicable, shall require the consent of or direction by Assignees holding more than 50% of the sum of (x) the outstanding Series A Lease Balance plus (y) the outstanding Series B Lease Balance and the consent of or direction by Lessor, (III) any act, right, remedy, approval or power by Lessor or Agent, at the direction of Lessor, as applicable, under the Lease or the other Operative Documents or any amendment, modification or, waiver thereof (i) relating to the Sale Option provisions contained in Article XV of the Lease (other than the right to receive the Sale Recourse Amount or any modification of Lessee’s obligation with respect to the Sale Recourse Amount) or Section 11.7 of the Lease or (ii) purporting to amend the Lease or any other Operative Document in connection with an assignment by Lessor of its interests and obligations under the Operative Documents pursuant to Section 19.1(a)(ii) of the Lease, if such amendment modifies or adds representations and warranties, covenants, events of default or other provisions to the Operative Documents that are more restrictive to Lessee or more favorable to the Assignees than the provisions of the Operative Documents as of the Delivery Date, which requires the consent of or direction by Lessor or by Agent, at the direction of Lessor, shall,

LSI Logic Corporation
(Lease A)

in each case, require the consent of or direction by Lessor only, (IV) any act, right, remedy, approval or power by Lessor or Agent, at the direction of Lessor, under the Lease or any other Operative Document or any amendment, modification or waiver thereof relating to the provisions regarding the sale or possession of, or enforcement of the lien on, the Equipment in connection with the enforcement of remedies pursuant to Section 12.2 or Section 12.3 of the Lease which requires the consent of or direction by Lessor or Agent, at the direction of Lessor, as applicable, shall require the consent of or direction by the Series B Assignees holding more than 50% of the outstanding Series B Lease Balance, (V) any act, right, remedy, approval or power by Lessor or Agent, at the direction of Lessor, as applicable, under the Lease or the other Operative Documents or any amendment, modification or, waiver thereof waiving a Payment Default with respect to a Series or modifying the definition (including the definition of any defined term used in any such definition), or the method of calculation of any payment of Basic Rent with respect to a Series, Series A Lease Balance, Series B Lease Balance, Series C Lease Balance or Lessor’s Interest Related Lease Balance with respect to a Series (as defined below), Accrual Rent with respect to a Series or any other amount payable hereunder with respect to a Series, which requires the consent of or direction by Lessor or Agent, at the direction of Lessor, shall require the consent of each Assignee of such Series and, with respect to interests in the Series B Lease Balance, the Series C Lease Balance or the Lessor’s Interest Related Lease Balance, the consent of Lessor (“Series” shall mean, as the context may require, the rights and obligations with respect to (a) the Series A Lease Balance, (b) the Series B Lease Balance, (c) the Series C Lease Balance or (d) the Lessor’s Interest Related Lease Balance), (VI) any act, right, remedy, approval or power by Lessor or Agent, at the direction of Lessor, under any Control Agreement or the Cash Collateral Agreement, or any amendment, modification or waiver of the Control Agreement or the applicable sections of the Cash Collateral Agreement or the Lease which relate solely to such Control Agreement or to the Cash Collateral which is the subject of such Control Agreement, in each case which requires the consent of or direction by Lessor or Agent, at the direction of Lessor, shall require the consent of or direction solely by the Assignee or Lessor for whose ultimate benefit the Securities Intermediary party to such Control Agreement holds the Cash Collateral in the Cash Collateral Account which is the subject of such Control Agreement, and (VII) any amendment or

LSI Logic Corporation
(Lease A)

modification purporting to modify (i) this clause (VII), (ii) clause (ii)(A) or clause (ii)(B) of this Section 3.1(b)2 or (iii) Section 22.5 of the Lease, shall require the consent of or direction by each Assignee, Lessor, each Assignee (as defined in Lease B) and Lessor (as defined in Lease B).

     3. Except as set forth in the third paragraph of clause (c) below, Lessor shall have no responsibility, obligation or liability whatsoever with respect to the administration of the assignments or the transactions contemplated hereby (including but not limited to any item listed in this Section 3.1(b)).

     (c) Without limiting the rights of any Assignee(s) under Section 3.1(b) to direct the Agent to exercise any act, right, remedy, approval or power under the Operative Documents, in the event the Lessor is permitted by the terms of the Lease to exercise any remedy or take any remedial action under the Operative Documents, Lessor may and, in the event the Lessor and/or Assignees holding the requisite percentage of the Lease Balance necessary to exercise a remedy under Section 3.1(b) above instruct Lessor to appoint the Agent to exercise such remedy, Lessor shall appoint Agent as its agent for purposes of exercising such remedy or taking such remedial action (and Agent hereby agrees to accept such appointment) whereupon Lessor shall have no liability or responsibility whatsoever with respect thereto, except as otherwise expressly set forth in the Operative Documents.

Upon the occurrence of a Lease Event of Default and provided that the requisite percentage of Lessor and/or Assignees required to give any approval or direction to the Agent with respect to the acceleration of the Lease Balance has not been obtained, the Agent shall, at the direction of Lessor or any Assignee, request (the “Acceleration Request”) that the Lessor (if applicable) and each Assignee elect whether or not to accelerate the Lease Balance pursuant to Section 12.2(a)(i) of the Lease; provided that if (i) the Lease Event of Default (A) is of the type described in Section 12.1(a) or 12.1(c) of the Lease, (B) has existed for at least sixty (60) days and (C) an Acceleration Request has been delivered by Agent on or after such sixty (60) day period and (ii) Lessor or an Assignee fails to notify the Agent in writing of whether or not Lessor or such Assignee has elected to accelerate the Lease Balance within two weeks following Lessor’s or such Assignee’s receipt of the Acceleration Request, then the Lease Balance held by

LSI Logic Corporation
(Lease A)

Lessor or such Assignee, as applicable, shall be deemed to be not outstanding for the purpose of determining whether the requisite percentage of the Lessor and Assignees have given any approval or directed the taking of any action by Agent with respect to acceleration of the Lease Balance pursuant to Section 12.2(a)(i) of the Lease.

Lessor shall be indemnified and held harmless by Assignees pursuant to the provisions of Section 4.5 hereof and shall not be liable for any such action taken or omitted to be taken by it under or in connection with this Agreement or the other Operative Documents except for (i) its own gross negligence, (ii) its willful misconduct, (iii) its negligence in the handling of funds or (iv) its breach of any of the Operative Documents. Additionally, Lessor shall not be responsible in any manner to the Assignees for any recital, statement, representation or warranty made by the Lessee, or any officer thereof, contained in any Operative Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Lessor under or in connection with any Operative Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of any Operative Document, or for any failure of the Lessee or any other party to any Operative Document to perform its obligations thereunder. Lessor shall not be under any obligation to the Assignees to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Operative Document, or to inspect the properties, books or records of the Lessee.

Lessor shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsels to the Lessee), independent accountants and other experts selected by Lessor or the Lessee.

     (d) Agent hereby represents and warrants to Assignees that the representations and warranties of Agent set forth in Section 17.3 of the Lease are true and correct in all material respects.

LSI Logic Corporation
(Lease A)

     (e) In the event that LSI and/or any Affiliate of LSI (each, an “LSI Assignee”) is or becomes an Assignee hereunder, no LSI Assignee shall have any rights whatsoever as an Assignee with respect to any amendments, modifications, waivers, approvals or consents, or directions with respect to the taking of any action, in each case, hereunder or under any other Operative Document and for the purpose of determining whether the requisite percentage of Assignees approved or consented to any amendment, modification, waiver or consent to be given under any Operative Document, or have given any other approval or directed the taking of any action provided herein or therein to be taken upon the direction of all or a specified percentage of the Assignees, the principal amount of the Lease Balance directly or indirectly held by any LSI Assignee shall be deemed to be not outstanding.

     (f) Each Series A Assignee hereby acknowledges and agrees that in the event that such Series A Assignee becomes the subject of any voluntary or involuntary case or proceeding under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect, and as a result thereof the Series A Cash Collateral held by or benefiting such Series A Assignee becomes a part of such Series A Assignee’s bankruptcy estate, then (i) such Series A Assignee shall be deemed to have set off and applied such Series A Cash Collateral against any amounts due with respect to the portion of the Series A Lease Balance secured by such Series A Cash Collateral and (ii) the Lessee shall be deemed to have paid in full any and all Rent due with respect to the Series A Lease Balance secured by such Series A Cash Collateral, in each case in an amount not to exceed such Series A Cash Collateral.”

     Section 2.2. Section 6.2. Section 6.2 of the Lessor Assignment Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     “Section 6.2. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by any party from the terms hereof, shall be effective unless the same shall be in writing and signed by Agent, Lessor and each Assignee affected thereby (and, with respect to (i) Section 3.1(b) and (ii) the last sentence of 4.4(b), the Lessee) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.”

LSI Logic Corporation
(Lease A)

Section 3. Conditions to Effectiveness.

     This Omnibus Amendment shall become effective on September 16, 2004 (the “Effective Date”) upon the satisfaction of the following conditions precedent:

     (a) This Omnibus Amendment shall have been duly authorized, executed and delivered by each of the parties hereto;

     (b) After giving effect to this Omnibus Amendment, the Operative Documents shall be in full force and effect as to all parties and no Lease Default or Lease Event of Default shall have occurred or be continuing;

     (c) Lessee shall have paid the reasonable fees and expenses of Chapman and Cutler LLP and Lessor’s special counsel, in each case in connection with the negotiation, preparation, approval, execution and delivery of this Omnibus Amendment; and

     (d) The representations and warranties of the Lessee set forth herein shall be true and correct.

Section 4. Representations and Warranties.

     Section 4.1. Representations and Warranties. Lessee hereby represents and warrants to Lessor, Agent and the Assignees that, as of the date hereof:

     (a) No Lease Default or Lease Event of Default has occurred and is continuing, or will occur as a result of, or after giving effect to, this Omnibus Amendment;

     (b) After giving effect to this Omnibus Amendment, the representations and warranties of Lessee contained in Section 17.1 of the Lease are true and correct on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. For purposes of the foregoing representation, the term “Operative Documents” as used in Section 17.1 of the Lease shall include this Omnibus Amendment and the other Operative Documents as amended hereby;

     (c) Each of the Operative Documents is in full force and effect; and

     (d) The provisions set forth in Sections 1 and 2 hereof are set forth, mutatis mutandis, in the Omnibus Amendment (Lease B), dated as of the date hereof, among LSI, as lessee, Wells Fargo, as agent and the financial institutions party thereto.

LSI Logic Corporation
(Lease A)

     Section 4.2. Reaffirmation of Lien and Security Interest of Lessee. Lessee hereby reaffirms its grant to Lessor of a lien on and security interest in the Lessee Collateral as set forth in the Lease and the Cash Collateral Agreement, as applicable, and in the case of the Lease, as amended pursuant hereto.

Section 5. Miscellaneous.

     Section 5.1. Construction. This Omnibus Amendment shall be construed in connection with and as part of the Operative Documents, and except as modified and expressly amended by this Omnibus Amendment, all terms, conditions and covenants contained in the Operative Documents are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Headings and Table of Contents. The headings of the Sections of this Omnibus Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Omnibus Amendment.

     Section 5.3. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Omnibus Amendment may refer to the Lease, the Lessor Assignment Agreement and the other Operative Documents without making specific reference to this Omnibus Amendment but nevertheless all such references shall be deemed to include this Omnibus Amendment unless the context otherwise requires.

     Section 5.4. Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one amendment.

     Section 5.5. Governing Law. This Omnibus Amendment shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to the conflict of laws principles of such State, except as to matters relating to the Lessor Assignment Agreement, which shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles of such State.

[Signature Pages Follow]

LSI Logic Corporation
(Lease A)

     In Witness Whereof, each of the undersigned have caused this Omnibus Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

LSI Logic Corporation

By:	/s/ Anita Prasad
	Name:	Anita Prasad
	Title:	Vice President, Treasury and Tax

Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Agent

By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

BTM Capital Corporation, as Lessor

By:	/s/ Joseph W. O’Brien
	Name:	Joseph W. O’Brien
	Title:	Senior Vice President

RBS Lombard, Inc., as Series A Assignee

By:	/s/ Clifford A. Lehman
	Name:	Clifford A. Lehman
	Title:	Senior Vice President

LSI Logic Corporation
(Lease A)

RBS Lombard, Inc., as Series B Assignee

By:	/s/ Clifford A. Lehman
	Name:	Clifford A. Lehman
	Title:	Senior Vice President